UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
April 25, 2007

ISILON SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33196	91-2101027

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3101 Western Avenue
Seattle, Washington 98121
(Address of principal executive offices, including zip code)
(206) 315-7500
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b)
On April 25, 2007, Mark L. Schrandt, a named executive officer of the Isilon Systems, Inc. (the “Company”), submitted his resignation as Vice President of Engineering, effective April 30, 2007.
(e)
The Board of Directors (the “Board”) of the Company previously approved the basic structure of the 2007 compensation plan for its executive officers, as described in the Company’s proxy statement for fiscal year 2006, and, effective as of April 30, 2007, the Board approved the following actions relating to the specific compensation awards for the Company’s executive officers:
          2007 Compensation Determination for Executive Officers
          The Board approved the base salary and non-equity incentive compensation, or bonus, levels, payable during continued employment, of the executive officers of the Company, to be effective as of April 30, 2007.
          The following table sets forth the annual base and target bonus compensation rates of each current named executive officer at the end of fiscal 2006 and as adjusted for 2007:

			Aggregate		Total On
	Fiscal	Base	Quarterly	Annual	Target
Name and Position	Year	Compensation	Bonus	Bonus	Earnings
Steven Goldman	2007	$350,000	$175,000	$175,000	$700,000
President and Chief Executive Officer	2006	$267,000	$90,000	$43,000	$400,000
Stuart W. Fuhlendorf	2007	$225,000	$84,000	$84,000	$393,000
Chief Financial Officer and VP of Finance	2006	$165,000	$50,000	$25,000	$240,000
Thomas P. Pettigrew	2007	$185,000	$100,000	$45,000	$330,000
VP of Global Sales Partners	2006	$150,000	$25,000	$15,000	$190,000
          The following option awards were approved for issuance to the Company’s current named executive officers: Steven Goldman — 458,333 shares; Stuart W. Fuhlendorf — 145,000 shares; and Thomas P. Pettigrew — 42,000 shares.
To the extent allowed by law, the Company reserves the right to change or cancel any portion(s) of this Compensation Plan for any reason in accordance with federal, state and local laws. This Compensation Plan does not constitute a contract or other agreement concerning the duration of any named executive officer’s employment. To the extent allowed by law, the employment relationship remains “at will” and may be terminated at any time, with or without cause. This Compensation Plan shall be administered by the Compensation Committee of the Board of Directors, in its sole discretion.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISILON SYSTEMS, INC.
By:	/s/ Gwen Weld
Gwen Weld
VP Human Resources and Organizational Development

Date: May 1, 2007